AMENDMENT NO. 2 TO JOINT VENTURE AGREEMENT

This **AMENDMENT NO. 2,** dated as of May 11, 2016 (this "**Amendment**"), to the **JOINT VENTURE AGREEMENT,** dated as of January 28, 2015 as amended by Amendment No. 1 dated as of August 19, 2015 (the "**JV Agreement**"), by and among the Parties hereto, is entered into by and among:

1. **G-treeBNT Co., Ltd.**, a corporation organized under the laws of the Republic of Korea ("**Korea**") with offices at 22nd FL, Parkview Tower, 248 Jungjail-ro, Bundang-gu, Seongnamsi, Gyeonggi-do 463-863, Republic of Korea ("**G-treeBNT**");

2. **RegeneRx Biopharmaceuticals, Inc.**, a company organized under the laws of the State of Delaware, with offices at 15245 Shady Grove Road, Suite 470, Rockville, Maryland, United States of America (the "**U.S.**") ("**RegeneRx**"); and

3. **ReGenTree, LLC,** a Delaware limited liability company having a principal place of business at 116 Village Blvd, Suite 200, Princeton, NJ 08540, U.S. (the "**Company**").

G-treeBNT, RegeneRx, and the Company are referred to individually as a "**Party**" and collectively as the "**Parties.**"

WITNESSETH:

WHEREAS, the Parties have previously entered into the JV Agreement; and

WHEREAS, the Parties to the JV Agreement desire to amend the JV Agreement pursuant to Section 16.2 thereof, as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter provided, the parties hereby agree to amend the JV Agreement as follows:

SECTION 1. Amendments to JV Agreement. The JV Agreement is hereby amended:

(a) by deleting the text of Section 9.1(b) in its entirety and replacing it with the following text:

> 9.1.(b) Upon funding, initiation and completion of the study which commenced with FPFV (first patient first visit) on 15th of September in 2015 with title of "A Multi-Center, Randomized, Double Masked, Placebo Controlled Clinical Study to Assess the Safety and Efficacy of 0.05% and 0.1% RGN-259 Ophthalmic Solutions for the Treatment of Dry Eye Using the Controlled Adverse Environmental (CAE℠) Model", the Members shall cause the Company to grant such number of new interests to G-treeBNT that the granting of the new interests shall cause G-treeBNT and RegeneRx to hold 58% and 42%, respectively, of the

total interests in the Company. The Members acknowledge that completion of this study indicated above shall mean the point in time at which the final clinical study and statistical report from this study indicated above is completed, signed by the study sponsor and clinical research organization, and filed with the FDA.

(b) by deleting the text of Section 9.1(c) in its entirety and replacing it with the following text:

9.1.(c) Upon funding, initiation and completion of all registration studies required for the submission of a Dry Eye Syndrome NDA to FDA, the Members shall cause the Company to grant such number of new interests to G-treeBNT that the granting of the new interests shall cause G-treeBNT and RegeneRx to hold 65% and 35%, respectively, of the total interests in the Company. The Members acknowledge that completion of all registration studies required for the submission of a Dry Eye Syndrome NDA to FDA shall mean the point in time at which all final clinical studies and statistical reports from the registration studies, which collectively satisfy the minimum requirements for the submission of a Dry Eye Syndrome NDA to FDA, are completed, signed by the study sponsor and clinical research organization, and filed with the FDA.

(c) by deleting the text of Section 9.1(f)(i) in its entirety and replacing it with the following text:

9.1.(f)(i) If the Third Party Transaction Agreement is entered into after completion of administration of the Product to subjects in the last registration study required for the submission of a Dry Eye Syndrome NDA to FDA described in Section 9.1(c) (if multiple studies are conducted simultaneously as the last group of studies, the completion of administration of the Products to subjects in all such studies), but prior to the completion of such study, the percentage ownership of G-treeBNT may be adjusted to a percentage not greater than 61.5%; and

SECTION 2. Reaffirmation of JV Agreement. Except as modified hereby, the JV Agreement shall continue in full force and effect.

SECTION 3. Counterparts; Facsimile Signature. This Amendment No.2 may be executed in counterparts (and transmitted by facsimile or "pdf" format).

SECTION 4. Defined Terms. Unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the JV Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment No. 2 as of the date set forth above.

G-treeBNT

G-treeBNT Co., Ltd.

By:____________________
Name: Won S. Yang
Title: President & CEO

RegeneRx:

RegeneRx Biopharmaceuticals, Inc.

By:____________________
Name: J.J. Finkelstein
Title: President & CEO

COMPANY:

ReGenTree, LLC

By:____________________
Name: Won S. Yang
Title: President & CEO